UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2006

                           Community Bank System, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                              001-13695              16-1213679
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)

5790 Widewaters Parkway, DeWitt, New York                    13214
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (315) 445-2282


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      As part of a previously announced succession plan, Community Bank System, Inc. ("CBSI") and Community Bank, N.A. ("CBNA") have entered into a consulting agreement with retired President and Chief Executive Officer Sanford A. Belden dated as of July 31, 2006. Pursuant to the Consulting Agreement, Mr. Belden will act as a consultant to CBSI and CBNA for a three year period ending on July 31, 2009. In exchange for his consulting services, Mr. Belden will be paid a monthly retainer of $4,000. A copy of the Consulting Agreement is attached hereto as
Exhibit 10.1 and is incorporated into this Item 1.01 disclosure by reference.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As part of a previously announced succession plan, effective as of July 31, 2006, Sanford A. Belden has retired from the positions of President and Chief Executive Officer of CBSI and CBNA.

Succeeding Mr. Belden as President and Chief Executive Officer of CBSI and CBNA effective as of August 1, 2006, is Mark E. Tryniski, currently CBSI's Executive Vice President and Chief Operating Officer. Mr. Tryniski, age 46, has served as CBSI's Executive Vice President and Chief Operating Officer since February 2004. From June 2003 to February 2004, Mr. Tryniski served as CBSI's Chief Financial Officer. Prior to joining CBSI in June 2003, Mr. Tryniski was a partner with PricewaterhouseCoopers, with a particular focus on companies with banking and financial services sectors.

Further details are contained in the press release attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      The following Exhibits are filed as exhibits to this Form 8-K.

   Exhibit No.                        Description
   -----------                        -----------

      10.1 Consulting Agreement, dated July 31, 2006, among Community Bank System, Inc., Community Bank, N.A., and Sanford A. Belden.

      99.1        Press Release, dated August 1, 2006.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Community Bank System, Inc.

                               By: /s/ Mark E. Tryniski
                                  ----------------------------------------------
                                    Name:  Mark E. Tryniski
                                    Title: President and Chief Executive Officer

Dated: August 2, 2006

                                  EXHIBIT INDEX

   Exhibit No.                        Description
   -----------                        -----------

      10.1 Consulting Agreement, dated July 31, 2006, among Community Bank System, Inc., Community Bank, N.A., and Sanford A. Belden attached hereto.

      99.1        Press Release, dated August 1, 2006.